Income taxes	12 Months Ended
Apr. 30, 2019
Income Tax Disclosure [Abstract]
Income taxes

Note 9 - Income taxes

The Company has net operating loss carryovers of approximately $119,147 for federal and state income tax purposes, which continue indefinitely. The ultimate realization of the net operating loss is dependent upon future taxable income, if any, of the Company. Based on losses from inception, the Company determined that as of April 30, 2019 it is more likely than not that the Company will not realize benefits from the deferred tax assets. The Company will not record income tax benefits in the financial statements until it is determined that it is more likely than not that the Company will generate sufficient taxable income to realize the deferred income tax assets. As a result of the analysis, the Company determined that a valuation allowance against the deferred tax assets was required.

Reconciliation of the statutory rate of 21% (2018 – 30.33%) and income tax benefits at those rates to the effective income tax rates and income tax benefits reported in the statement of operations and comprehensive loss is as follows:

	As of April 30,
	2019	2018

Net Income (Loss) before recovery of income taxes	$(117,737)	$(1,410)

Expected income tax (recovery) expense	(24,725)	(428)

Other	(296)	-

Change in valuation allowance	25,021	428

Income tax expense	$-	$-

The change in the Company’s valuation allowance is as follows:

	For the Years Ended April 30,
	2019	2018

Net operating loss carry forward	$119,147	$1,410

Valuation Allowance	(119,147)	(1,410)

Total	$-	$-